FCPT Announces Fourth Quarter 2022 Financial and Operating Results MILL VALLEY, CA – February 15, 2023 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months and year ended December 31, 2022. Management Comments "FCPT experienced one of its highest quarterly acquisition levels since inception in the fourth quarter and the portfolio continued to perform exceptionally well,” said CEO Bill Lenehan. “We achieved over 5% AFFO per share growth for 2022 even with the more challenging capital markets and raised over $72 million of equity and $30 million of incremental debt in the quarter. This positions us well to continue pursuing quality restaurant and other retail property acquisition opportunities in 2023.” Rent Collection Update As of December 31, 2022, the Company has received rent payments representing 99.7% of its portfolio contractual base rent for the quarter ending December 31, 2022, and 99.9% for the year ending December 31, 2022. Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the fourth quarter increased 10.2% over the prior year to $50.1 million. Rental revenue consisted of $49.2 million in cash rents and $0.9 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $22.9 million for the fourth quarter, or $0.27 per diluted share. These results compare to net income attributable to common shareholders of $23.7 million for the same quarter in the prior year, or $0.30 per diluted share. • Net income attributable to common shareholders was $97.8 million for the year ended December 31, 2022, or $1.20 per diluted share. These results compare to net income attributed to common shareholders of $85.6 million for the prior year, or $1.11 per diluted share. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the fourth quarter was $0.40, representing a $0.02 per share decrease compared to the same quarter in 2021. • NAREIT-defined FFO per diluted share for year ended December 31, 2022 was $1.60, representing a $0.04 per share increase compared to the prior year. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the fourth quarter was $0.41, representing flat results compared to the same quarter in 2021. • AFFO per diluted share for the year ended December 31, 2022 was $1.64, representing a $0.08 per share increase compared to the prior year.

General and Administrative (G&A) Expense • G&A expense for the fourth quarter was $5.2 million, which included $1.2 million of stock-based compensation. These results compare to G&A expense in the fourth quarter of 2021 of $4.2 million, including $0.9 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the fourth quarter was $3.9 million, representing 8.0% of cash rental income for the quarter. Cash G&A expense for the year ended December 31, 2022 was $15.1 million. Dividends • FCPT declared a dividend of $0.34 per common share for the fourth quarter of 2022. Portfolio Activities Acquisitions • During the fourth quarter, FCPT acquired 42 properties for a combined purchase price of $119.6 million at an initial weighted average cash yield of 6.6%, on rents in place as of December 31, 2022 and a weighted average remaining lease term of 8.2 years. Dispositions • During the fourth quarter, FCPT sold one property for a sales price of $4.9 million representing $0.6 million of gain. Liquidity and Capital Markets Capital Raising • During the fourth quarter, the Company sold 2,736,598 shares of Common Stock via the at-the-market (ATM) program at an average price of $26.70 per share for anticipated net proceeds of $72.0 million. Of this total, 1,886,598 shares were sold via the forward component of the ATM program for anticipated net proceeds of $49.6 million. Liquidity • At December 31, 2022, FCPT had approximately $344 million of available liquidity including $26 million of cash and cash equivalents, $250 million of undrawn credit line capacity and 2,530,024 shares remaining to be settled under existing forward sale agreements for anticipated net proceeds of approximately $68 million. • In addition, at quarter end, FCPT has $75 million of forward interest rate swaps in place, effectively fixing the Treasury base rate at approximately 2.6% for this amount of our next long-term unsecured debt issuance in 2023. Credit Facility and Unsecured Notes • As announced on October 25, 2022, FCPT amended its credit facility to convert from LIBOR to SOFR borrowings, to extend and increase term loans of $50 million maturing in 2023 and $100 million maturing in 2024 to a $90 million term loan maturing in 2027 and a $90 million term loan maturing in 2028. In the transaction, FCPT raised an incremental $30 million to fund investment activity. Based on FCPT’s current investment grade ratings of BBB/Baa3 (Fitch/Moody’s), term loans under the amended revolving facility are priced at SOFR plus 105 to 110 basis points depending on the tranche. • At December 31, 2022, FCPT had $1,005 million of outstanding debt, consisting of $430 million of term loans and $575 million of unsecured fixed rate notes and no outstanding revolver balance. FCPT’s leverage, as measured by the ratio of net debt to adjusted EBITDAre, is 5.6x at quarter-end.

Real Estate Portfolio • As of December 31, 2022, the Company’s rental portfolio consisted of 1,023 properties located in 47 states. The properties are 99.9% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 8.3 years.

Conference Call Information Company management will host a conference call and audio webcast on Thursday, February 16 at 11:00 a.m. Eastern Time to discuss the results. Interested parties can listen to the call via the following: Phone: 1 844 200 6205 (domestic) or 1 929 526 1599 (international), Call Access Code: 176988 Live webcast: https://events.q4inc.com/attendee/733058139 In order to pre-register for the call, investors can visit https://www.netroadshow.com/events/login?show=804a70c8&confId=46243 Replay: Available through May 16, 2023 by dialing 1 866 813 9403 (domestic) or 44 204 525 0658 (international), Replay Access Code 227349 About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the ownership, acquisition and leasing of restaurant and retail properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries. Additional information about FCPT can be found on the website at fcpt.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. In addition, the extent to which COVID-19 impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Fourth Quarter 2022 operating results and other information on the Company are available on the investors relations section of FCPT’s website at investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (In thousands, except share and per share data) 2022 2021 2022 2021 Revenues: Rental revenue 50,085$ 45,462$ 193,611$ 172,812$ Restaurant revenue 7,279 7,192 29,583 26,566 Total revenues 57,364 52,654 223,194 199,378 Operating expenses: General and administrative 5,159 4,160 20,043 17,650 Depreciation and amortization 11,051 9,371 41,471 34,826 Property expenses 2,154 1,383 7,989 5,040 Restaurant expenses 7,097 6,569 27,822 24,563 Total operating expenses 25,461 21,483 97,325 82,079 Interest expense (9,822) (8,227) (36,405) (32,555) Other income, net 292 26 542 36 Realized gain on sale, net 555 - 8,139 431 Income tax expense (28) 765 (237) 534 Net income 22,900 23,735 97,908 85,745 Net income attributable to noncontrolling interest (31) (35) (136) (164) Net Income Attributable to Common Shareholders 22,869$ 23,700$ 97,772$ 85,581$ Basic net income per share 0.27$ 0.30$ 1.20$ 1.12$ Diluted net income per share 0.27$ 0.30$ 1.20$ 1.11$ Regular dividends declared per share 0.3400$ 0.3325$ 1.3375$ 1.2850$ Weighted-average shares outstanding: Basic 83,941,172 78,394,876 81,590,124 76,674,046 Diluted 84,190,208 78,575,024 81,807,065 76,838,569 Twelve Months Ended December 31,Three Months Ended December 31, (Unaudited)

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) December 31, 2022 December 31, 2021 Real estate investments: Land 1,115,827$ 966,565$ Buildings, equipment and improvements 1,539,875 1,437,840 Total real estate investments 2,655,702 2,404,405 Less: Accumulated depreciation (706,702) (682,430) Total real estate investments, net 1,949,000 1,721,975 Intangible lease assets, net 106,206 104,251 Total real estate investments and intangible lease assets, net 2,055,206 1,826,226 Real estate held for sale 7,522 - Cash and cash equivalents 26,296 6,300 Straight-line rent adjustment 61,027 55,397 Derivative assets 35,276 2,591 Deferred tax assets 988 864 Other assets 12,272 11,601 Total Assets 2,198,587$ 1,902,980$ Liabilities: Long-term debt ($1,005,000 and $760,000 principal, respectively) 995,477$ 877,591$ Dividends payable 29,064 26,655 Rent received in advance 11,710 11,311 Derivative liabilities 9 7,517 Deferred tax liabilities - - Other liabilities 24,017 16,014 Total liabilities 1,060,277 939,088 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 85,637,293 and 80,279,217 shares issued and outstanding, respectively 9 8 Additional paid-in capital 1,104,522 958,737 Accumulated other comprehensive income (loss) 30,944 (9,824) Noncontrolling interest 2,259 2,218 Retained earnings 576 12,753 Total equity 1,138,310 963,892 Total Liabilities and Equity 2,198,587$ 1,902,980$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2022 2021 2022 2021 Funds from operations (FFO): Net income 22,900$ 23,735$ 97,908$ 85,745$ Depreciation and amortization 11,020 9,336 41,342 34,715 Realized gain on sales of real estate (555) - (8,139) (431) FFO (as defined by NAREIT) 33,365$ 33,071$ 131,111$ 120,029$ Straight-line rental revenue (1,433) (1,808) (6,372) (7,583) Deferred income tax (benefit) expense (1) (68) (864) (125) (864) Stock-based compensation 1,239 857 4,978 3,948 Non-cash amortization of deferred financing costs 644 468 2,104 2,368 Non-real estate investment depreciation 31 35 129 111 Other non-cash revenue adjustments 551 529 2,151 2,119 Adjusted Funds from Operations (AFFO) 34,329$ 32,288$ 133,976$ 120,128$ Fully diluted shares outstanding (2) 84,304,767 78,689,583 81,921,624 76,986,538 FFO per diluted share 0.40$ 0.42$ 1.60$ 1.56$ AFFO per diluted share 0.41$ 0.41$ 1.64$ 1.56$ at the Kerrow Restaurant Business. (2) Assumes the issuance of common shares for OP units held by non-controlling interest. (1) Amount represents non-cash deferred income tax benefit recognized in the fourth quarter and twelve months ended December 31, 2022 for income tax benefit Three Months Ended December 31, Twelve Months Ended December 31,